UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 3, 2010
INN OF THE MOUNTAIN GODS RESORT AND CASINO
(Exact Name of Registrant as Specified in Charter)

Not Applicable (State or other jurisdiction of incorporation)	333-113140 (Commission File Number)	75-3158926 (IRS Employer Identification No.)

287 Carrizo Canyon Road Mescalero, New Mexico (Address of principal executive offices)	88340 (Zip Code)
Registrant’s telephone number, including area code: (575) 464-7000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 3, 2010, Mr. Ben Martinez gave Inn of the Mountain Gods Resort and Casino (the “Company”) notice of his intention to resign from his position as Chief Financial Officer of the Company and member of the Management Board. Mr. Martinez may continue to perform his duties and responsibilities during a brief to be determined transition period. Mr. Martinez informed us that he is resigning to accept a position with another company and there was no disagreement between Mr. Martinez and the Company which led to his resignation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INN OF THE MOUNTAIN GODS RESORT AND CASINO
By:	/s/ Mark R. Chino
Mark R. Chino
President, Chairman and Chief Executive Officer

Date: August 4, 2010